SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-32143



                          Date of Report: May 22, 2007




                              GS ENERGY CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                             33-0895699
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(State of other jurisdiction of                                   (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612, New York, New York                           10119
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(Address of principal executive offices)                             (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))





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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS


On May 18, 2007 James Grainer resigned from his position as GS Energy's Chief Financial Officer, effective on May 22, 2007. Mr. Grainer will continue to provide services to GS Energy on a consulting basis in order to facilitate an orderly transition. Mr. Grainer has also resigned from his position as a member of the Board of Directors.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  May 25, 2007                  GS ENERGY CORPORATION

                                      By:  /s/ Kevin Kreisler
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                                               Kevin Kreisler
                                               Chief Executive Officer